SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2005
                             AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                        (Exact Name of Registrant as Specified in its Charter)

     Bermuda                              1-14795                   Not Applicable
(State or Other Jurisdiction            (Commission                (IRS Employer
of Incorporation)                       File Number)               Identification No.)

                                        44 Church Street
                                         P.O. Box HM2064
                                   Hamilton HM HX, Bermuda
                          Address of Principal Executive Offices)

Registrant's telephone number, including area code                       (441) 295-5688

                    (Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results Of Operations On Financial Condition and Other Events.

On March 16, 2005 American Safety Insurance Holdings, Limited, a Bermuda Company (the “Company”), issued the press release attached hereto as Exhibit 99.1 regarding the Company’s results of operations and financial condition as of and for the twelve month period ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits

( c ) Exhibits 99.1 Press Release dated March 16, 2005 .
                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                                         (Registrant)

Dated:        March 17, 2005                         By:   /s/Stephen R. Crim
                                                           Stephen R. Crim
                                                           President and Chief Executive Officer